UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2009

CITIZENS, INC.
(Exact name of registrant as specified in its charter)

COLORADO	0-16509	84-0755371
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 East Anderson Lane Austin, Texas	78752
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 837-7100

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 — OTHER EVENTS
Item 8.01 Other Events.
On July 24, 2009, Citizens, Inc. (“Citizens”) issued a news release (the “Release”) reporting that it will release its second quarter 2009 earnings on Thursday, August 6, 2009, and it intends to file its Form 10-Q for the quarter ended June 30, 2009 on Monday, August 10, 2009. Citizens also announced that it would hold a conference call to discuss its financial results at 10:00 a.m. Central Standard Time on Friday August 7, 2009. A copy of the Release is included as Exhibit 99.8 to this Current Report on Form 8-K and incorporated herein by reference.
The information in this report is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and pursuant to Item 2.02 of Form 8-K will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits:

99.8	News Release issued by Citizens, Inc. on July 24, 2009.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS, INC
	By:	/s/ Rick D. Riley
Rick D. Riley, Vice Chairman and
Date: July 24, 2009		President

EXHIBIT INDEX

Exhibit No.	Description
99.8	News Release issued by Citizens, Inc. on July 24, 2009